SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                         August 2, 2005 (July 28, 2005)
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                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

   Delaware                          1-9224                      56-2346563
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 (State or Other                 (Commission File             (I.R.S. Employer
   Jurisdiction                       Number)                Identification No.)
 of Incorporation)

     255 West 36th Street, Suite 800
           New York, New York                                   10018
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     (Address of Principal Executive                          (Zip Code)
                Offices)

                                  212-300-2112
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               Registrant's telephone number, including area code


            225 West 36th Street, Suite 800, New York, New York 10018
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Section 1 - Registrant's Business and Operations Item 1.01 Entry into a Material
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Definitive Agreement.
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On July 28,  2005,  the Company  signed an Agreement of Plan to Merge with Arrow
Resources Development Ltd. ("Arrow"), a Bermuda registered company based in New York City, to merge operations subject to stockholder approval. The stockholders of CNE Group Inc. will receive 4% of the public Company, and the stockholders of Arrow will receive 96% of the public Company on a fully diluted basis.

Please refer to the press release attached hereto as Exhibit 99.1 for additional information.

The Agreement of Plan to Merge replaces the previous transaction announced on June 1, 2005, in which CNE Group's Board of Directors approved a spin-off to its stockholders of a recently formed subsidiary, Arrow Resources Development, Ltd., a Bermuda corporation on May 20, 2005.

Item 9.01 - Financial Statements and Exhibits
---------------------------------------------

List below the financial statement, proforma financial information and exhibits, if any, filed as part of this report.

         Exhibit No.                        Description
         -----------                        -----------

         99.1                               Press Release dated August 2, 2005


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                CNE GROUP, INC.



Date: August 2, 2005                            By: /S/Anthony S. Conigliaro
                                                    ------------------------
                                                    Anthony S. Conigliaro,
                                                    Chief Financial Officer

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